EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Discovery Communications, Inc. (“Discovery”), on Form 10-K for the year ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bradley E. Singer, Senior Executive Vice President, Chief Financial Officer and Treasurer of Discovery, certify that to my knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Discovery.

Date: February 18, 2011	By:	/s/ Bradley E. Singer
Bradley E. Singer
Senior Executive Vice President, Chief Financial Officer and Treasurer